UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2019

Analog Devices, Inc.
(Exact name of registrant as specified in its charter)

Registrant’s telephone number, including area code: (781) 329-4700

Massachusetts	1-7819	04-2348234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

Voting Results.

At the 2019 Annual Meeting of Shareholders of Analog Devices, Inc. (the “Company”), held on March 13, 2019, the proposals listed below were submitted to a vote of our shareholders. The proposals are described in our definitive proxy statement for the Annual Meeting.

Proposal 1 – The election of eleven nominees to our Board of Directors each for a term expiring at the next annual meeting of shareholders.

The eleven nominees named in the definitive proxy statement were elected to serve as directors until our next annual meeting of shareholders. Information as to the vote on each director standing for election is provided below:

Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Ray Stata	305,218,538	2,337,946	212,065	26,873,060
Vincent Roche	306,487,668	1,054,436	226,445	26,873,060
James A. Champy	298,046,581	8,560,485	1,161,483	26,873,060
Anantha P. Chandrakasan	306,008,177	1,533,209	227,163	26,873,060
Bruce R. Evans	304,586,144	2,946,151	236,254	26,873,060
Edward H. Frank	305,632,487	1,905,891	230,171	26,873,060
Karen M. Golz	305,521,923	2,023,040	223,586	26,873,060
Mark M. Little	304,596,697	2,941,988	229,864	26,873,060
Neil Novich	303,889,187	3,641,673	237,689	26,873,060
Kenton J. Sicchitano	298,996,197	7,602,565	1,169,787	26,873,060
Lisa T. Su	306,318,629	1,229,400	220,520	26,873,060

Proposal 2 – The approval of the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosure in our proxy statement.

The shareholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
293,283,924	13,642,102	842,523	26,873,060

Proposal 3 – The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending November 2, 2019.

The shareholders ratified the Company’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending November 2, 2019. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
316,437,294	17,460,777	743,538

Proposal 4 –Shareholder proposal relating to a diversity report.

The shareholders did not approve the shareholder proposal relating to a diversity report. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
145,771,125	158,169,827	3,827,597	26,873,060

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2019	ANALOG DEVICES, INC.
	By:	/s/ Margaret K. Seif
Margaret K. Seif
Chief People Officer and Chief Legal Officer